UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 15, 2012

Avon Products, Inc.
(Exact name of registrant as specified in charter)

New York	1-4881	13-0544597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1345 Avenue of the Americas
New York, New York 10105-0196
(Address of principal executive offices) (Zip Code)
(212) 282-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01     Entry into a Material Definitive Agreement.

As previously disclosed, given the non-cash charge of $263.0 million that Avon Products, Inc. (the "Company") recorded in the fourth quarter of 2011 to adjust goodwill and indefinite-lived intangible assets related to its Silpada business ("Silpada Non-Cash Charge"), the Company entered into a letter agreement with the holders of privately placed notes (the “Noteholders”) issued by the Company under a Note Purchase Agreement, dated as of November 23, 2010 (the “Agreement”), pursuant to which the Company agreed, among other things, to amend the Agreement. Accordingly, on August 15, 2012, the Company and the Noteholders entered into the First Amendment to Note Purchase Agreement (the “Amendment”). The Amendment provides the following key terms:
•a leverage ratio covenant;
•a most favored lender provision;
•a 150 basis point step up of the applicable coupon if the Company's unsecured and unsubordinated debt is not rated above investment grade by a certain number of rating agencies;
•a covenant that, if requested by the Noteholders, the Company arrange a quarterly call among the Noteholders and the Company's Chief Financial Officer and/or Treasurer; and
•an amendment to the interest coverage ratio to allow the Company, subject to certain conditions, to add back to the Company's consolidated pre-tax income actual non-cash impairment charges related solely to the Silpada business in an amount not to exceed $125,000,000 in the aggregate (in addition to the Silpada Non-Cash Charge) during the term of the Agreement.
Certain of the Noteholders or their affiliates provide or have provided certain insurance-related and administrative services to the Company.
The foregoing does not constitute a complete summary of the terms of the Amendment, and reference is made to the complete text of the Amendment, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

(Page 2 of 4 Pages)

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits

Exhibit
No.

10.1
First Amendment to Note Purchase Agreement, dated as of August 15, 2012, between Avon Products, Inc. and certain of the purchasers of its 2.60% Senior Notes, Series A, due November 23, 2015, 4.03% Senior Notes, Series B, due November 23, 2020 and 4.18% Senior Notes, Series C, due November 23, 2022

(Page 3 of 4 Pages)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVON PRODUCTS, INC.
(Registrant)

By	/s/ Kimberly A. Ross
Name: Kimberly A. Ross
Title: Executive Vice President and
Chief Financial Officer

Date: August 20, 2012

(Page 4 of 4 Pages)

EXHIBIT INDEX

Exhibit
No.	Description

10.1
First Amendment to Note Purchase Agreement, dated as of August 15, 2012, between Avon Products, Inc. and certain of the purchasers of its 2.60% Senior Notes, Series A, due November 23, 2015, 4.03% Senior Notes, Series B, due November 23, 2020 and 4.18% Senior Notes, Series C, due November 23, 2022